NOTE: PEOPLES TELEPHONE COMPANY, INC. 8-K/A NO. 1, PERIOD 02/15/95 WAS FILED
      AND ACCEPTED ON JUNE 16, 1995. THE SIGNATURE PAGE WAS DATED INCORRECTLY. JOE BABITS, EDGAR RULES, CORPORATE FINANCE HAS INSTRUCTED
      US TO CORRECT THAT ERROR BY FILING THIS AMENDMENT NO. 2.

                    SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC 20549

                     ---------------------------------

                             FORM 8-K/A NO. 2

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE

                      SECURITIES EXCHANGE ACT OF 1934

            DATE OF EARLIEST EVENT REPORTED: FEBRUARY 15, 1995

                      PEOPLES TELEPHONE COMPANY, INC.
          (Exact name of registrant as specified in its charter)

        NEW YORK                        0-16479                     13-2626435
 (State or other juris-            (Commission File               (IRS Employer
diction of incorporation)               Number)                      I.D. No.)

                2300 N.W. 89TH PLACE, MIAMI, FLORIDA 33172
            (Address of principal executive office) (Zip Code)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (305) 593-9667

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PEOPLES TELEPHONE COMPANY, INC.
                                          (Registrant)

DATE:  JUNE 16, 1995                      /S/ BONNIE S.BIUMI
                                          ------------------------------
                                          Bonnie S. Biumi
                                          Chief Financial Officer

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PEOPLES TELEPHONE COMPANY, INC.
                                          (Registrant)

DATE: JUNE 21, 1995                       /S/ BONNIE S.BIUMI
                                          ------------------------------
                                          Bonnie S. Biumi
                                          Chief Financial Officer